                      HEARTLAND SMALL CAP CONTRARIAN FUND
                              HEARTLAND VALUE FUND
                          HEARTLAND MID CAP VALUE FUND
                         HEARTLAND LARGE CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                                  Prospectus
                               October 11, 1996

The Heartland Small Cap Contrarian Fund, the Heartland Value Fund, the Heartland Mid Cap Value Fund, the Heartland Large Cap Value Fund, the Heartland Value Plus Fund, and the Heartland U.S. Government Securities Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference. A Statement of Additional Information for the Funds (dated October 11, 1996) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



SHARES OF THE FUNDS ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, ANY BANKING INSTITUTION, ARE NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENTAL AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

INVESTMENT SUMMARY

HEARTLAND SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to achieve its objective through aggressive, yet flexible, value investing in small company stocks.

HEARTLAND VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in small company stocks selected on a value basis. The Value Fund closed to new investors effective July 1, 1995.

HEARTLAND MID CAP VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in mid-cap stocks, those of companies with market capitalizations between $500 million and $2.5 billion.

HEARTLAND LARGE CAP VALUE FUND'S investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in large cap stocks, those of companies with market capitalizations over $1 billion.

HEARTLAND VALUE PLUS FUND'S investment objectives are capital appreciation and current income. The Fund seeks to achieve its objectives primarily through investment in income-producing equity securities of smaller companies selected on a value basis, and the Fund may also invest in debt securities. (This Fund was formerly known as the Heartland Value & Income Fund.)

HEARTLAND U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

             TABLE OF CONTENTS

             Fund Expenses                                         4

             Financial Highlights                                  5

             Investment Objectives and Policies                    9

             How to Buy Shares                                    21

             How to Redeem Shares                                 23

             Shareholder Services                                 27

             Dividends, Capital Gains Distributions and Taxes     30

             The Funds and the Heartland Organization             31

             The Distribution Plan                                33

             Net Asset Value Calculation                          33

             Description of Fund Shares                           33

             Portfolio Transactions                               34

             Performance Information                              35

FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.


                                          SMALL CAP                   MID CAP    LARGE CAP       VALUE         U.S.
                                         CONTRARIAN       VALUE        VALUE       VALUE         PLUS       GOVERNMENT
                                            FUND          FUND         FUND        FUND          FUND     SECURITIES FUND
SHAREHOLDER TRANSACTION EXPENSES
Sales load on purchases                     None          None         None        None          None          None
Sales load on reinvested dividends          None          None         None        None          None          None
Exchange fees                               None          None         None        None          None          None
Redemption fees (1)                         None          None         None        None          None          None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)

Management fees (2) (after fee
waivers)                                     .75%          .75%         .75%        .75%          .70%          .50%
Rule 12b-1 fees                              .25%          .25%         .25%        .25%          .25%          .25%
Other expenses (3)                           .44%          .29%         .45%        .45%          .59%          .32%
TOTAL FUND OPERATING EXPENSES               1.44%         1.29%        1.45%       1.45%         1.54%         1.07%

(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $10.00. Shares of the Funds purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge remain subject to such charge upon redemption of the shares. See "HOW TO REDEEM SHARES."

(2) The management fee shown in the table applicable to the U.S. Government Securities Fund gives effect to the voluntary waiver by Heartland Advisors of
0.15 of 1% of the management fee. Without such waiver, the Management fees and Total Fund Operating Expenses would have been .65% and 1.22% of average net assets, respectively. Heartland Advisors expects to continue the waiver for the current fiscal year; however, it may reinstate an additional portion or all of the fee at any time.

(3) Other expenses set forth in the table for the Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds are based on management's estimates for the current fiscal year.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming:

(1) 5% annual return and (2) redemption at the end of each time period:

                            SMALL CAP     VALUE FUND         MID CAP          LARGE CAP         VALUE            U.S.
                           CONTRARIAN                       VALUE FUND        VALUE FUND         PLUS         GOVERNMENT
                              FUND                                                               FUND      SECURITIES FUND
One year                      $15             $13              $15                $15            $16             $11
Three years                   $46             $41              $46                $46            $49             $34
Five years                    N/A             $71              N/A                N/A            $84             $59
Ten years                     N/A            $156              N/A                N/A           $183            $131

The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

Except as indicated below, the following Financial Highlights table has been examined by Arthur Andersen LLP, independent public accountants, whose reports on the financial statements of the Value, Value Plus and U.S. Government Securities Funds for the fiscal year ended December 31, 1995 and the Small Cap Contrarian Fund for the period from April 27, 1995 through December 31, 1995, are included in the Funds' Annual Report to Shareholders for such periods, and incorporated by reference into the Statement of Additional Information. The information presented in the table for the six month period ending June 30, 1995 is unaudited. The table should be read in conjunction with the audited financial statements and related notes appearing in the Funds' Annual Report and the unaudited financial statements and related notes included in the Funds' Semi-Annual Report to Shareholders for the six months ending June 30, 1995, which are incorporated by reference into the Statement of Additional Information. Additional information about the Funds' performance is contained in the Annual and Semi-Annual Reports, which may be obtained without charge by writing or calling Heartland Advisors. Financial information is not available for the Mid Cap Value and Large Cap Value Funds as their shares are being offered for the first time in this Prospectus.

FINANCIAL HIGHLIGHTS







             INCOME FROM INVESTMENT                                               LESS DISTRIBUTIONS
             OPERATIONS

Fiscal         Net Asset       Net             Net Realized      Total from       Dividends      Distributions    Total
Year           Value,          Investment      and               Investment       from Net       from Capital     Distributions
Ended          Beginning       Income          Unrealized        Operations       Investment     Gains
December       of Period       (Loss)          Gain/(Loss)                        Income
                                               on Securities
HEARTLAND SMALL CAP CONTRARIAN FUND
4/27/95(1) to
12/31/95        $10.00         $0.03              $2.05            $2.08           $(0.03)        $(0.26)           $(0.29)
                ======         =====              =====            =====           ======         ======            ======
1/1/96 to
6/30/96(2)       11.79         (0.01)              2.17             2.16                -              -                 -
                ======         =====              =====            =====           ======         ======            ======

HEARTLAND VALUE FUND
1986            $13.46         $0.08              $1.39            $1.47           $(0.02)        $(0.90)           $(0.92)
1987             14.01          0.06              (1.16)           (1.10)           (0.14)         (1.03)            (1.17)
1988             11.74          0.13               3.04             3.17            (0.13)         (0.43)            (0.56)
1989             14.35          0.13               0.81             0.94            (0.13)         (1.34)            (1.47)
1990             13.82          0.02              (2.38)           (2.36)           (0.02)         (0.12)            (0.14)
1991             11.32         (0.08)              5.66             5.58                -          (0.84)            (0.84)
1992             16.06         (0.09)              6.91             6.82                -          (2.47)            (2.47)
1993             20.41         (0.12)              3.95             3.83                -          (1.02)            (1.02)
1994             23.22         (0.09)              0.47             0.38                -          (0.88)            (0.88)
1995             22.72          0.13               6.63             6.76            (0.13)         (1.40)            (1.53)
1/1/96 to
6/30/96(2)       27.95          0.04               3.70             3.74                -              -                 -
                ======         =====              =====            =====           ======         ======            ======

HEARTLAND VALUE PLUS FUND
10/26/93(1) to
12/31/93        $10.00         $0.07              $0.45            $0.52           $(0.07)        $    -            $(0.07)
                ======         =====              =====            =====           ======         ======            ======
1994             10.45          0.41              (0.92)           (0.51)           (0.41)             -             (0.41)
                ======         =====              =====            =====           ======         ======            ======
1995              9.53          0.41               1.89             2.30            (0.41)         (0.25)            (0.66)
1/1/96 to
6/30/96(2)       11.17          0.22               1.51             1.73            (0.22)             -             (0.22)
                ======         =====              =====            =====           ======         ======            ======

HEARTLAND U.S. GOVERNMENT SECURITIES FUND
4/9/87(1) to
12/31/87         $9.55         $0.50             $(0.33)           $0.17           $(0.50)        $    -            $(0.50)
                ======         =====              =====            =====           ======         ======            ======

1988         9.22  0.76   (0.18)   0.58  (0.76)       -  (0.76)
1989         9.04  0.77    0.21    0.98  (0.77)       -  (0.77)
1990         9.25  0.73    0.14    0.87  (0.73)       -  (0.73)
1991         9.39  0.69    0.83    1.52  (0.69)  (0.25)  (0.94)
1992         9.97  0.66    0.30    0.96  (0.66)  (0.34)  (1.00)
1993         9.93  0.56    1.18    1.74  (0.56)  (0.61)  (1.17)
1994        10.50  0.59   (1.59)  (1.00) (0.59)       -  (0.59)
1995         8.91  0.60    1.05    1.65  (0.60)       -  (0.60)
1/1/96 to
6/30/96(2)   9.96  0.29   (0.74)  (0.45) (0.29)       -  (0.29)

                                            RATIOS AND SUPPLEMENTAL DATA

                                                                                Ratio of Net
                                                          Ratio of Net          Investment
Net Asset Value,                      Net Assets,         Expenses to         Income/(Loss)      Portfolio Turnover
End of Period       Total Return     End of Period        Average  Net         to Average Net       Ratio
                                                             Assets               Assets

HEARTLAND SMALL CAP CONTRARIAN FUND
$11.79                 20.8%(4)       $85,548,571            1.44%(3)             1.01%(3)               45%
 13.95                 18.3%(4)       222,013,026            1.46%(3)           (0.27)%(3)               30%
======                 =====          ===========            ====               =====                    ==

HEARTLAND VALUE FUND
$14.01                 11.0%(2)       $28,146,987            1.66%                0.71%                  89%
 11.74                (8.4)%(2)        27,536,584            1.51%                0.43%                  78%
 14.35                 27.1%           28,499,177            1.71%                0.85%                  50%
 13.82                  6.6%           30,797,831            1.65%                0.86%                  88%
 11.32                (17.1)%          19,942,598            1.74%                0.14%                  76%
 16.06                 49.4%           29,879,996            1.69%               (0.54)%                 79%
 20.41                 42.5%           48,391,112            1.48%               (0.49)%                 76%
 23.22                 18.8%          186,518,201            1.51%               (0.71)%                 51%
 22.72                  1.7%          339,364,388            1.39%               (0.52)%                 35%
 27.95                 29.8%        1,190,926,008            1.29%                0.61%                  31%
 31.69                 13.4%(4)     1,511,896,154            1.29%(3)             0.29%(3)               15%
======                 =====          ===========            ====               =====                    ==


HEARTLAND VALUE PLUS FUND
$10.45                  5.2%(4)        $5,810,983            1.30%(3)             6.52%(3)               6%
  9.53                 (4.9)%           9,884,142            1.80%                4.39%                127%
 11.17                 24.4%           19,122,694            1.54%                3.90%                150%
 12.68                 15.5%(4)        27,560,218            1.58%(3)             3.79%(3)              47%
======                 =====          ===========            ====                =====                  ==


HEARTLAND U.S. GOVERNMENT SECURITIES FUND
  $9.22                 1.9%(2)       $12,610,076            1.04%(3)             7.16%(3)              64%
   9.04                 6.4%           12,414,180            0.95%(5)             8.25%                136%
   9.25                11.3%           11,594,574            0.89%(5)             8.45%                142%
   9.39                10.0%           16,423,750            0.86%(5)             7.98%                127%
   9.97                17.0%           29,101,367            0.92%(5)             7.06%                185%
   9.93                10.1%           28,377,978            0.92%(5)             6.71%                149%
  10.50                17.8%           66,788,763            1.06%(5)             5.09%                200%
   8.91                (9.6)%          64,807,074            1.07%(5)             6.30%                 95%
   9.96                 19.0%          66,260,798            1.07%(5)             6.31%                 97%

   9.22          (4.5)%(4)     57,623,497     1.08%(3)   6.22%(3)    14%

(1)  Commencement of operations
(2)  Unaudited
(3)  Annualized
(4)  Not Annualized
(5) Heartland Advisors voluntarily waived the management fee in its entirety from May 7, 1988 through November 30, 1990. Effective December 1, 1990, Heartland Advisors partially reinstated a portion of the fee at the rate of
 .25 of 1% of average net assets and, effective January 20, 1992 and January 1, 1993, respectively, reinstated additional portions of the fee resulting in a rate of .35 of 1% and .50 of 1% of average daily net assets, respectively.
* Contingent deferred and initial sales charges in effect for the Funds prior to June 1, 1994 are not reflected in Total Return as set forth in the table.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES. The investment objectives of each of the Funds are fundamental and may not be changed without shareholder approval. The investment policies of the Funds, unless otherwise specified, are not fundamental policies, and therefore may be changed by the affirmative vote of a majority of the directors of Heartland. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

The SMALL CAP CONTRARIAN FUND'S investment objective is maximum long-term growth. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets.

The VALUE FUND seeks long-term capital appreciation through value investing in small companies.

The MID CAP VALUE FUND seeks long-term capital appreciation through value investing in mid-size companies.

The LARGE CAP VALUE FUND seeks long-term capital appreciation through value investing in large companies.

The VALUE PLUS FUND'S investment objectives are capital appreciation and current income. In pursuit of its objectives, the Fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The U.S. GOVERNMENT SECURITIES FUND'S investment objectives are a high level of current income, liquidity and safety of principal.

HEARTLAND'S VALUE CRITERIA FOR INVESTING IN STOCKS

In selecting equity securities for the Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds, Heartland Advisors considers whether the security is undervalued relative to a set of factors, including:

- price/earnings ratio             - management capabilities
- market price to book value       - undervalued assets
- price/cash flow ratio            - potential for favorable developments
- earnings growth                  - insider and institutional ownership
- long-term debt/capital           - technical analysis


WHAT IS MEANT BY MARKET CAP?

"Market Cap" (market capitalization) is a measure of the value of a company's equity as determined by multiplying the company's current stock price by the number of shares it has outstanding. While every equity investment involves some degree of risk, in general, companies with larger market capitalizations tend to be more established and their securities may have greater liquidity and may be subject to lower volatility than those of smaller companies.

Investments in equity securities of companies with smaller market capitalizations may involve a higher degree of risk than investments in the general equity markets. However, Heartland Advisors believes that the relative lack of attention from investment analysts and institutional investors to small and mid-cap companies may result in opportunitites to purchase the securities of those companies at attractive valuations. In general, the prices of small and mid-cap companies may be more volatile than those of larger companies, the securities of smaller companies may have less market liquidity, and smaller companies may be more likely to be adversely affected by poor economic or market conditions.

It is anticipated that certain of the portfolio securities held by the Small Cap Contrarian Fund, the Value Fund and, to a more limited extent, the Mid Cap Value Fund may not be widely traded and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult at times for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.

SMALL CAP CONTRARIAN FUND

The Small Cap Contrarian Fund seeks to achieve maximum long-term growth by aggressive, yet flexible, value investing in smaller companies that are attractively priced. The Fund seeks to take advantage of both rising and, to a lesser degree, declining markets. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of smaller companies with market capitalizations of less than $500 million.

The Small Cap Contrarian Fund takes an aggressive investment approach and may be appropriate for investors who seek potentially high long-term returns, have an investment horizon of at least three years, and are willing to accept certain risks, including risks of short selling, futures and options, foreign securities, leverage and potentially significant short-term fluctuations in the Fund's share price. See "Other Investment Policies, Practices and Risk Factors of the Funds."

The Fund focuses its investments primarily on equity securities of smaller companies whose potential values generally have been overlooked by other investors. Such companies include attractively priced, viable businesses that have not yet been discovered or become popular, previously unpopular companies having appreciation potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Heartland Advisors will consider the factors listed under "Heartland's Value Criteria for Investing in Stocks" when selecting companies for the Fund's portfolio. As of March 31, 1996, the median market capitalization of the companies in which the Fund had a long position was approximately $44 million, with a weighted average market capitalization of about $164 million.

Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Small Cap Contrarian Fund may invest up to, but less than, 35% of its total assets in debt securities, including lower-quality, high-yielding debt securities. The Fund may buy debt securities of all types and qualities issued by both domestic and foreign issuers. For information regarding the risks associated with investing in lower-quality securities, see "Investment Quality."

As a matter of fundamental policy, the Small Cap Contrarian Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The aggressive investment techniques in which the Small Cap Contrarian Fund may engage may entail risks not encountered by the average mutual fund. Some techniques, such as short sales, the use of put and call options and futures, investments in foreign securities, leverage and short-term trading, may be considered speculative and may also result in higher operating expenses. See "Other Investment Policies and Practices of the Funds."

VALUE FUND

Effective July 1, 1995, the Value Fund closed to new investors. Investors who were shareholders of the Value Fund on July 1, 1995, certain employee benefit plans and certain financial advisers and planners may continue to add to an existing account or open new accounts. See "How to Buy Shares." The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

To achieve long-term capital appreciation, the Value Fund invests primarily in equity securities of small companies with market capitalizations of less than $300 million selected on a value basis. The Value Fund will invest at least 65% of its total assets in equity securities of value companies as determined by Heartland Advisors in accordance with the factors listed above.

While the Value Fund may invest in securities of companies with market capitalizations in excess of $300 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of March 31, 1996, the median market capitalization of the companies in the Value Fund's portfolio was approximately $59 million, with a weighted average market capitalization for the Fund's portfolio of approximately $211 million. The Value Fund may also invest in convertible securities and debt securities rated B or above, and warrants, each up to 5% of the Fund's net assets.

As a matter of fundamental policy, the Value Fund will not purchase the securities of any company if, as a result: (i) it would own more than 10% of the outstanding voting securities of such company; (ii) such holdings would amount to more than 5% of the Value Fund's total assets; or (iii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities. The Value Fund may, from time to time purchase securities issued by broker-dealers that sell or distribute its shares or that execute portfolio brokerage transactions for the Value Fund; provided that any such purchases will only be made in accordance with the limitations imposed on such purchases by the Securities and Exchange Commission. The Value Fund will not invest in securities issued by Heartland Advisors or any affiliate of Heartland Advisors.

MID CAP VALUE FUND

The Mid Cap Value Fund seeks to achieve long-term capital appreciation through investing in mid-size companies that are attractively priced. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations between $500 million and $2.5 billion selected on a value basis. Heartland Advisors' value criteria for investing in stocks are discussed above. In addition, Heartland Advisors will consider a relatively higher dividend yield as a favorable factor in selecting equity securities for the Mid Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Mid Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Mid Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks to achieve long-term capital appreciation by investing in attractively priced companies with market capitalizations over $1 billion. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations in excess of $1 billion selected on a value basis. Heartland Advisors' value parameters for investing in stocks are discussed above. While the Fund will also invest in securities that do not produce income, Heartland Advisors generally will look for securities with relatively higher dividend yields when selecting securities it considers undervalued for the Large Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Large Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Large Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

VALUE PLUS FUND

To achieve its objectives, the Value Plus Fund primarily invests in income-producing equity securities of smaller companies, those with market capitalizations of less than $750 million. The Fund seeks a yield that is greater than the yield of the S&P 500. The Fund expects to realize income from dividends earned on equity investments and interest earned on debt securities.

Under normal market conditions, the Value Plus Fund will invest at least 65% of its total assets in equity securities of value companies selected by Heartland Advisors in accordance with the factors listed under "Heartland's Value Criteria for Investing in Stocks" above.





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


Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. Heartland Advisors attempts to reduce the volatility of the Fund relative to the S&P 500 through the income-producing features of the Fund; however, there is no assurance the Fund will achieve this goal.

The Value Plus Fund may invest up to 35% of its total assets in debt securities, including up to 25% of its assets in non-investment grade debt securities, provided that the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality." While Heartland Advisors will look to the conversion feature of convertible debt securities and consider them as "equity securities," those securities will be subject to the above 25% limitation on investments in non-investment grade securities.

As a matter of fundamental policy, the Value Plus Fund will not purchase the securities of any issuer if, as a result: (i) the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer; (iii) with respect to its total portfolio, more than 10% of the total assets would be invested in such issuer; or (iv) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

U.S. GOVERNMENT SECURITIES FUND

As a fundamental policy, the U.S. Government Securities Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. The government obligations in which the Fund may invest may be either direct obligations of the Treasury or securities issued or guaranteed by government agencies or instrumentalities. Of the obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank bonds and Federal National Mortgage Association securities). Investments in this latter category of obligations are subject to risk based on the creditworthiness of the issuing agency or instrumentality, and there is no assurance that the U.S. government will provide financial support for such agencies or instrumentalities.

Heartland Advisors buys and sells securities after considering economic conditions, liquidity factors and interest rate trends. Heartland Advisors also considers certain factors, including sector rotation, security selection and maturity management in its value-based investment process for the Fund. Increases in interest rates may decrease the value of the U.S. Government Securities Fund's portfolio and decreases in interest rates may increase the value of its portfolio. The U.S. Government Securities Fund's return will also vary from time to time depending on fluctuation in market interest rates. The average maturity within the portfolio will be shifted in response to anticipated changes in interest rates. The average maturity will be shortened when Heartland Advisors expects interest rates to rise, and will be lengthened when lower rates are anticipated.

The U.S. Government Securities Fund may invest up to 35% of its total assets in corporate debt securities and convertible debt securities, including investment of up to 25% of its total assets in non-investment grade debt securities and convertible debt securities, provided that the Fund may not invest in securities rated below B by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"), or unrated securities judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality."

INVESTMENT QUALITY

INVESTMENT GRADE SECURITIES. Investment grade debt securities in which the Funds may invest are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's or S&P, or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. Securities rated in the fourth highest rating category are more sensitive to economic changes than are securities rated in a higher category and such securities have speculative characteristics.

HIGH YIELD SECURITIES. Non-investment grade securities (commonly known as "junk bonds") in which the Funds may invest may be regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Policies and Methods - Non-Investment Grade Securities" in the Statement of Additional Information. Debt securities rated B, the lowest category in which the Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds may invest, are regarded by S&P as having a greater vulnerability to default but having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's notes that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P, which securities may be even more speculative than B rated debt. A description of the ratings assigned by Moody's and S&P is contained in the Statement of Additional Information.

ASSET COMPOSITION

The following table provides a summary of the Value Plus Fund's and U.S. Government Securities Fund's respective debt holdings as rated by Moody's or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings during the year ended December 31, 1995, presented as a percentage of total portfolio holdings. For the period since inception through December 31, 1995, the Small Cap Contrarian Fund was not invested in long-term debt securities. These percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary.

        MOODY'S RATING     VALUE PLUS        U.S. GOVERNMENT SECURITIES
         OR EQUIVALENT     FUND AVERAGE             FUND AVERAGE

           Aaa                  0%                     71.7%
            Aa                  0%                        0%
            A                   0%                        0%
            Baa                 5.2%                    2.9%
            Ba                  5.3%                   17.6%
            B                   16.0%                   1.6%


The dollar-weighted average of debt securities included in these figures and not rated by Moody's amounted to 8.7% and 1.3% of the Value Plus Fund's and U.S. Government Securities Fund's total portfolios, respectively. This may include securities rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower quality securities. Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS OF THE FUNDS

In addition to the investments described above for each Fund, the Funds may invest in securities and employ investment techniques that may present special risks as described below. Although there is no uniform definition of "derivative securities," certain instruments in which the Funds may invest may be considered derivative because the value of the instrument fluctuates depending upon the value of another security, index, reference interest rate, or currency. These instruments may include options, futures, options on futures, forward foreign currency contracts, indexed securities, and certain stripped obligations and mortgage-backed securities. A more complete discussion of the Funds' securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds may be subject, is contained in the Statement of Additional Information.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge protectively against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates or, with respect to each Fund other than the U.S. Government Securities Fund, as a hedge against changes in prevailing levels of currency exchange rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy.

The Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds each may write covered call options and purchase put options that are traded on recognized U.S. exchanges with respect to specific securities and enter into closing transactions with respect to such options. The Value and Value Plus Funds also may sell covered call options and purchase put options on foreign currencies and on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds may also purchase call options on any type of security related to their respective investments.





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


The Value, Value Plus and U.S. Government Securities Funds each may purchase and sell futures contracts, including interest rate futures, index futures and, with respect to the Value Fund and the Value Plus Fund, currency futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. Each of those Funds may also write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds each may buy and sell exchange-traded futures and options on futures based on any type of security, index or currency related to its investments, including futures and options on futures traded on foreign exchanges.

The Small Cap Contrarian Fund may buy and sell options and futures, including purchasing and writing put and call options and options on futures, based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options.

Each Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 25% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the portfolio. Consequently, a Fund's assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity. Options and futures traded on foreign exchanges in which the Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may invest generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

SHORT SALES. If the Small Cap Contrarian Fund anticipates that the price of a security will decline, it may sell the security short (sell a security which the Fund does not then own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. The Fund will maintain a segregated account with cash or liquid assets to cover its open short positions.

The Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value and Value Plus Funds may each engage in "short sales against the box," a less aggressive short selling technique which involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines in the market price of its portfolio's securities or to defer an unrealized gain. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. Those Funds may also engage in short sales of securities of an issuer ("acquiror") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquiror. Each Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquiror securities. If the value of an acquiror's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

The Small Cap Contrarian Fund will not sell short securities whose underlying value exceeds 25% of its total assets and the Fund will limit short sales, other than short sales against the box or of acquiror securities, of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds will each limit short sales against the box and of acquiror securities so that: (i) no more than 5% of its total assets would be subject to open short positions; and (ii) no more than 10% of the Fund's net assets would be held as collateral for such positions.

FOREIGN SECURITIES. The Value and Value Plus Funds may invest up to 15% of their respective assets directly in the securities of foreign issuers. The Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may invest up to 25% of their respective assets in foreign securities or, with respect to the Small Cap Contrarian Fund, in any one currency. Each Fund other than the U.S. Government Securities Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered American stock exchange or the NASDAQ National Market System without regard to the above limitations. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. Such risks include: adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights; and the potential for less liquidity and more volatility of foreign securities markets.

Brokerage commissions, fees for custodial services, and other costs relating to foreign investments generally are greater than in the U.S. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

FOREIGN CURRENCY TRANSACTIONS. Foreign securities are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, each Fund other than the U.S. Government Securities Fund may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date), or they may engage in transactions in options on foreign currencies, currency futures contracts, or options on currency futures contracts. Although foreign currency transactions will be used to protect such Funds from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return could be adversely affected as a result.

MORTGAGE-BACKED SECURITIES. The U.S. Government Securities Fund may invest a substantial portion of its assets in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities represent interests in pools of mortgages, and may include stripped mortgage-backed securities. Mortgage-backed securities may be guaranteed by the issuing governmental agency and, as is the case with GNMA certificates, may also be backed by the full faith and credit of the U.S. government. In general, most mortgage-backed securities pass through to the holders of the securities the monthly interest and principal payments made by the borrowers on the underlying mortgage loans, after deduction of servicing fees. Collateralized Mortgage Obligations ("CMOs") issued or guaranteed by the U.S. government, its agencies or instrumentalities are hybrid mortgage-related instruments typically collateralized by portfolios of mortgage-backed securities. CMOs may be structured into multiple classes, with each class bearing a different effective maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Mortgage-backed securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their maturities, and the value of these securities may be significantly affected by changes in interest rates. Prepayments during a period of declining interest rates may result in the Fund having to invest the unanticipated proceeds in lower-yielding securities. During periods of rising interest rates, prepayments may occur at a slower rate than anticipated, resulting in volatility in the value of the mortgage-backed security due to changes in its estimated average life.

ZERO COUPON BONDS AND STRIPPED SECURITIES. Each Fund other than the Value Fund may invest in zero coupon bonds, which do not pay current interest, but are purchased at a discount from their face value with principal and accrued interest paid at maturity. Those Funds may also invest in stripped obligations, which are the separate income or principal components of a debt instrument, issued by the U.S. government or its agencies and instrumentalities. The market value of zero coupon bonds and stripped obligations may be subject to greater volatility in response to changes in interest rates than other debt securities.

INDEXED SECURITIES. Each Fund other than the Value Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity, or interest rates, rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and the market for indexed securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which indexed securities are sold.

REAL ESTATE INVESTMENT TRUSTS. The Small Cap Contrarian, Mid Cap Value, Large Cap Value, and Value Plus Funds may invest up to 10% of their respective total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to institutional investors or broker-dealers to a maximum of 30% of its assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by a Fund will be invested in short-term debt instruments. The respective Fund receives amounts equal to earned income for having made the loans. The respective Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, each Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. Each Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

REPURCHASE AGREEMENTS. Each Fund other than the Value Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to sell them back at a specified time and price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. In determining whether to enter into a repurchase agreement, the respective Fund will take into account the creditworthiness of the counterparty. Those Funds will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of a duration of seven days or less in an amount not exceeding 25% of their respective net assets. Each Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits investment in "illiquid" securities, including such repurchase agreements, to 10% of net assets.

REVERSE REPURCHASE AGREEMENTS. The Small Cap Contrarian, Mid Cap Value and Large Cap Value Funds may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and the Fund agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent that the value of the security the Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, the Fund will take into account the creditworthiness of the counterparty.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund other than the Value Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The market value of a security may increase or decrease between the time that the Fund makes its commitment and the time the security is delivered. Each Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time a Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations. There are no limitations on the percentage of the Fund's assets which may be invested in such securities; however, it is not expected that at any one time more than 25% of its assets would be so invested.

SHORT-TERM INVESTMENTS. Each Fund may invest a portion of its portfolio in liquid reserves to meet its cash flow requirements. Under normal conditions, none of the Funds anticipates that such reserves will exceed 15% of its assets. Such reserves may be increased to enable a Fund to take advantage of buying opportunities or may be increased up to 100% of a Fund's assets for temporary defensive purposes. Such reserves will be invested in money market instruments, including certificates of deposit, commercial paper, short-term corporate debt securities, and U.S. government securities.

BORROWINGS AND LEVERAGE. As a fundamental policy, the Value, Mid Cap Value, Large Cap Value, Value Plus and U.S. Government Securities Funds will not borrow money or property except for temporary or emergency purposes. If one of those Funds ever should borrow money, it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). None of those Funds will pledge more than 15% of its net assets to secure such borrowings. In the event one of such Funds' borrowings exceeds 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

The Small Cap Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Small Cap Contrarian Fund's share value and the gains and losses on the Fund's investments. Leverage also creates interest expenses that may exceed the return on investments made with the borrowings.

ILLIQUID INVESTMENTS. Under the supervision of, and pursuant to the guidelines adopted by, the Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell such an investment promptly at an acceptable price. None of the Funds may invest more than 10% of their respective net assets in illiquid investments.

PORTFOLIO TURNOVER. The Value Fund, Mid Cap Value, Large Cap Value and Value Plus Funds will not trade portfolio securities for short-term profits, but when circumstances warrant, securities may be sold without regard to their holding period. During the fiscal years ended December 31, 1995 and 1994, the portfolio turnover rates for the Value Fund were 31% and 35%, respectively, for the Value Plus Fund were 150% and 127%, respectively, and for the U.S. Government

Securities Fund were 97% and 95%, respectively. The portfolio turnover rate for the Small Cap Contrarian Fund for the period from April 27, 1995 (commencement of operations) to December 31, 1995 was 45%. Annual portfolio turnover rates for the Mid Cap Value and Large Cap Value Funds are expected to be less than 100%. A high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

HOW TO BUY SHARES

SHARE PRICE

The Funds' shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Funds' transfer and dividend disbursing agent (the "Agent").

OPENING AN ACCOUNT AND PURCHASING SHARES

BY MAIL TO:                          BY OVERNIGHT MAIL TO:
Firstar Trust Company                Firstar Trust Company
Mutual Fund Services, 3rd Floor      Mutual Fund Services, 3rd Floor
P.O. Box 701                         615 East Michigan Street
Milwaukee, WI 53201-0701             Milwaukee, WI 53202


To Open an Account:
Complete and sign the Account Application. Make your check payable to either Heartland Small Cap Contrarian Fund, Heartland Value Fund, Heartland Mid Cap Value Fund, Heartland Large Cap Value Fund, Heartland Value Plus Fund or Heartland U.S. Government Securities Fund and mail to one of the addresses above.

If you are investing through a tax-sheltered retirement plan, such as an IRA, you will need to use a special application.

To Add to an Account:
Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

______________________________________________________________________________

BY WIRE:  (NOT AVAILABLE FOR INVESTMENTS IN RETIREMENT PLANS)
Firstar National Bank
ABA #0750-00022
Firstar Trust MFS A/C #112-952-137
777 East Wisconsin Avenue, Milwaukee, WI 53202
CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

To Open an Account:
Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your





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




name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to an Account:
Specify Fund name, include your name and account number, and wire as described above.

______________________________________________________________________________

BY TELEPHONE:

1-800-432-7856   or   414-289-7000

To Open an Account:
Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

To Add to an Account:
Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege."

______________________________________________________________________________

AUTOMATICALLY:

To Open an Account:
Not available.

To Add to an Account:
Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

______________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

CONDITIONS OF YOUR PURCHASE.

MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000, except in the case of retirement plan investors and investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment,





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


except for reinvestments of distributions and investments under the automatic investment plan, is $100.

PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds or Heartland Advisors for providing such services.

OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be cancelled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including without limitation a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.

VALUE FUND CLOSED TO NEW INVESTORS

Effective July 1, 1995, the Value Fund closed to new investors, except as described below. Investors who held shares of the Value Fund, either in their own name or through a service provider, on July 1, 1995, may continue to add to an existing account or may open a new Value Fund account (i) through the purchase of additional Value Fund shares, (ii) through the reinvestment of dividends and cash distributions on any Value Fund shares owned, and (iii) through exchanges from other Heartland Fund accounts or a Portico Money Market Fund account. Shareholders of other Heartland Funds who are not also shareholders of the Value Fund will not be able to exchange into the Value Fund. New accounts which a Value Fund investor may open include accounts where the shareholder is the owner, a joint owner, or a custodian for a minor child. Employee benefit plans that became shareholders before the July 1, 1995 closing date may continue to purchase Fund shares in the course of their normal operations. Employee benefit plans that purchase shares through Heartland Advisors, or through a program of services offered or administered by a service provider that had an existing service agreement with the Value Fund or Heartland Advisors on July 1, 1995, may also purchase Value Fund shares after the closing date. Financial advisers or planners with at least $3 million of clients' assets invested in the Value Fund as of July 1, 1995 may also continue to purchase shares of the Fund on behalf of new or existing clients. The discussion elsewhere in this Prospectus regarding the purchase of shares of the Value Fund is qualified by this limitation. The Value Fund may resume sales to new investors at some future date, but it has no present intention to do so.

HOW TO REDEEM SHARES

Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value (see "Net Asset Value




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




Calculation"). Shares of the Funds purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge remain subject to such charge upon redemption of shares.

BY TELEPHONE:

1-800-432-7856                       You may redeem by calling Heartland
or                                   Advisors, unless you elected not to
(414) 289-7000                       have this privilege on your account
                                     application.


____________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:

You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

BY MAIL TO:
Firstar Trust Company,               Send a written request specifying the name
Mutual Fund Services                 of the Mutual Mutual Fund Services Fund,
3rd Floor                            the number of shares to be redeemed, your
P.O. Box 701                         name,  account number, and any additional
Milwaukee, WI 53201-0701             documents listed below that apply to your
                                     particular account. The Agent cannot accept
                                     requests submitted by fax or requests
                                     specifying a particular date for
BY OVERNIGHT                         redemption or other special conditions. A
DELIVERY TO:                         signature guarantee is required for certain
Firstar Trust Company                redemptions, including written redemptions
Mutual Fund Services                 over $25,000.  For further information, see
615 E. Michigan St., 3rd Fl.         "Signature Guarantees."
Milwaukee, WI 53202






______________________________________________________________________________

TYPE OF REGISTRATION                 REQUIREMENTS


Individual, Joint Tenants,           Letter of instruction signed by all persons
Sole Proprietorship                  authorized to sign for the account,
Custodial, General Partners          exactly as it is registered, accompanied
                                     by signature guarantee(s) if required.

Corporations, Associations           Letter of instruction accompanied by a
                                     corporate resolution. The letter must be signed by at least one individual authorized (via corporate resolution) to act on the account.The corporate resolution must include a corporate seal or signature guarantee.


Trusts Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)


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




If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.


TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone to Heartland Advisors, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

There is currently no charge for telephone redemptions, although a charge may be imposed in the future. Subject to waiver by the Funds in certain instances, the minimum amount that may be redeemed by telephone is $1,000; all other redemptions may be done in writing. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Funds reserve the right to change, modify or terminate this telephone redemption service at any time.

SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

BY MAIL. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

BY WIRE. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $10 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. No contingent deferred sales charge will be imposed on any involuntary redemption. Alternatively, the Funds may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

A Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

CONTINGENT DEFERRED SALES CHARGE

The following information regarding redemptions of shares subject to contingent deferred sales charges applies only to shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge and does not apply to shares of the Funds purchased on or after June 1, 1994.

REDEMPTION PRICE. Shares of the Value Fund, Value Plus Fund and U.S. Government Securities Fund that were purchased between February 12, 1993 and June 1, 1994, and are redeemed within three years of purchase may be subject to a contingent deferred sales charge at the rates set forth below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of the shares until the time of redemption of such shares. The following table sets forth rates of the contingent deferred sales charge for the Funds:



                                          CONTINGENT DEFERRED
                                          SALES CHARGE AS A %
YEAR SINCE PURCHASE                        OF DOLLAR AMOUNT
PAYMENT MADE                               SUBJECT TO CHARGE

First                                            3.0%
Second                                           2.0%
Third                                            1.0%
Fourth and thereafter                            None

In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares purchased prior to the adoption of a contingent deferred sales charge, then of shares held for over three years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the three-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

AN EXAMPLE. Assume an investor purchased one hundred shares at $10 per share (at a cost of $1,000), and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

REDEMPTIONS AT NET ASSET VALUE. The contingent deferred sales charge is waived with respect to the following limited classes of redemptions: (i) redemptions following the death or disability (as defined in the Internal Revenue Code of 1986) of a shareholder if the Fund is notified of the death or disability at the time redemption is requested and such request is made within one year after such death or disability; (ii) redemptions in connection with retirement plan distributions (a) resulting from the death or disability of the employee or the tax-free return of an excess contribution or (b) to the extent that the redemption represents a minimum required distribution to a shareholder who has attained the age at which distributions are required to commence; (iii) redemptions by current or retired directors and officers of Heartland and Heartland Advisors, full-time employees of Heartland Advisors and retirement plans for such employees, and registered representatives of broker-dealers who have signed dealer agreements with Heartland Advisors for their personal accounts; (iv) redemptions by managed accounts of Heartland Advisors or an affiliated company or redemptions by companies affiliated with Heartland; (v) redemptions by any tax-exempt employee benefit plan for which continuation of its investment in a Fund would be improper under applicable law or regulation, subject to the Fund's right to require an opinion of counsel to that effect; and (vi) redemptions by registered investment companies or their shareholders resulting from reorganization transactions with a Fund. The term "employee" includes an employee's spouse (including the surviving spouse of a deceased employee) and children under 21 and retired employees. The contingent deferred sales charge is also waived in limited circumstances in conjunction with certain shareholder services. (See "Shareholder Services.") The shareholder must certify to the Fund, at the time of redemption, that certain qualifications are met and that the shareholder is entitled to waiver of the contingent deferred sales charge. The waiver will be granted subject to confirmation of the investor's entitlement.

SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.

AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date, without any sales charge or fees. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

TAX-SHELTERED RETIREMENT PLANS. Shares of each Fund are available for purchase in connection with the following tax-sheltered retirement plans: (i) Keogh Plans (H.R. 10) for self-employed individuals; (ii) Qualified Corporate Pension and Profit-Sharing Plans for employees; (iii) Individual Retirement Accounts and Simplified Employee Pension Plans for individuals and employers; and (iv) 403(b) Plans for employees of most non-profit organizations.

The minimum initial retirement plan investment in any Fund is $500 ($250 in the case of a spousal IRA). Firstar Trust Company, as the trustee of the Individual Retirement Account plan, charges a $12.50 annual maintenance fee with a $25 maximum for multiple accounts with the same social security number (subject to change by the trustee) for each Individual Retirement Account. For other tax-sheltered retirement plans, the individual investor must employ a self-directed plan. Detailed information concerning these plans and copies of plans are available from Heartland Advisors. This information should be read carefully and consultation with an attorney or tax advisor may be advisable.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking or savings account to your account in one of the Funds on a monthly or twice-monthly basis. IRA contributions through the automatic investment plan apply as a current year purchase and may not be applied as prior year contributions unless the Fund receives written instructions to that effect on or before April 15th. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment but no more than 2%, 6%, 12% or 24% of your initial account balance each monthly, quarterly, semi-annual or annual payment, respectively. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice.

EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Portico Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.

Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share, without the payment of any fees or charges. In order to qualify for the exchange privilege without further approval of the Fund, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.

Exchanges with Portico. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Portico Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Portico Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Portico Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

Exchanges of Shares Subject to a Contingent Deferred Sales Charge. Shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge that are exchanged for shares of any other Heartland fund or shares of the Portico Money Market Fund will remain subject to the contingent deferred sales charge schedule of the original shares, payable upon ultimate redemption of the new shares. For purposes of computing the sales charge payable upon redemption of the new shares, the holding period for the original shares is added to the holding period of the new shares.

Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.

REINVESTMENT PRIVILEGE. If you redeem shares of the Funds that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge, and then reinvest all or part of the redemption proceeds in any Heartland Fund, you will receive a pro rata credit from Heartland Advisors based on the amount of any contingent deferred sales charge paid relative to the number of shares reinvested. In order to exercise the reinvestment privilege, you must send written notice of your reinvestment to the Fund or the Agent not more than 30 days after the shares are redeemed. Redemption proceeds will be reinvested on the basis of net asset value of the shares in effect immediately after receipt of the written request and the shares will continue to be subject to the contingent deferred sales charge as if redemption had not occurred. Any capital gains tax incurred on redemption of shares of a Fund is not altered by the subsequent exercise of this privilege. If redemption resulted in a loss and reinvestment is made in shares of a Fund, the loss will not be recognized.

DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS AND TAXES

DIVIDENDS. Substantially all of the Small Cap Contrarian Fund's, Value Fund's, Mid Cap Value Fund's, and Large Cap Value Fund's net investment income will be paid to shareholders annually as a dividend. With respect to the Value Plus Fund, dividends will be paid to shareholders quarterly. In the U.S. Government Securities Fund, dividends will be declared daily and paid monthly. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or another Fund, unless a shareholder has notified Heartland Advisors by telephone or in writing that he or she elects to receive dividends and capital gain distributions in cash.

DISTRIBUTIONS. Capital gains distributions for each Fund, if any, will normally be paid within 30 days after the end of the fiscal year.

TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each Fund will distribute substantially all of its net investment income and net capital gains to investors. Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time shares have been held. A portion of each Fund's dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in December and paid in January are taxable as if paid on December 31. The federal income tax status of all distributions will be reported to shareholders annually.

"BUYING A DIVIDEND." On the record date for a distribution by a Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

THE FUNDS AND THE HEARTLAND ORGANIZATION

The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.

HEARTLAND ADVISORS

Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.

Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Wisconsin Tax Free and Nebraska Tax Free Funds, two additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of August 31, 1996, Heartland Advisors had approximately $2.6 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.

Heartland Advisors bears all of its expenses in providing services under its Investment Advisory Agreement and pays all salaries, fees and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all of its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Transfer and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

For the period since its inception on April 27, 1995 to December 31, 1995, the Small Cap Contrarian Fund paid advisory fees of $172,583, or approximately an annual rate of 0.75 of 1% of the Fund's average daily net assets. For the fiscal year ended December 31, 1995, the Value Fund paid advisory fees of $6,452,487, or approximately 0.75 of 1% of average daily net assets during that year. The Mid Cap Value Fund and Large Cap Value Fund each pay Heartland Advisors an annual fee for advisory services at the rate of 0.75 of 1% of the respective average daily net assets of the Fund. While the advisory fees paid by these Funds are larger than the fees paid by most mutual funds, the Board of Directors believes they are consistent with the fees paid by many funds with similar investment characteristics and objectives. For the fiscal year ended December 31, 1995, the Value Plus Fund paid advisory fees of $102,311 or approximately 0.70 of 1% of the Fund's average daily net assets.

For the fiscal year ended December 31, 1995, the U.S. Government Securities Fund paid advisory fees of $325,124, or approximately .50 of 1% of average net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been in effect, the U.S. Government Securities Fund would have paid $422,661 in advisory fees, or 0.65 of 1% of average net assets for the year. At present, Heartland Advisors is voluntarily waiving 0.15 of 1% of its investment advisory fee for the U.S. Government Securities Fund, resulting in a currently effective annual rate of 0.5 of 1% of average daily net assets. Heartland Advisors may reinstate an additional portion or all of the fee at any time.

PORTFOLIO MANAGERS. William J. Nasgovitz serves as portfolio manager for the Value Fund and has managed or co-managed the Fund since commencement of its operations. Mr. Nasgovitz also serves as portfolio manager for the Small Cap Contrarian Fund and as co-manager of the Value Plus Fund, and has managed or co-managed those Funds since commencement of their respective operations. Mr. Nasgovitz has been President and a Director of Heartland Advisors and Heartland since 1982 and was Senior Vice President-Investments with Dain Bosworth Incorporated from 1988 to June of 1992.

Michael A. Berry, Ph. D., serves as portfolio manager for the Mid Cap Value Fund and has managed the Fund since its inception. Prior to joining Heartland Advisors in July, 1996, Dr. Berry had been the portfolio manager of the Kemper-Dreman Small Cap Value Fund, a Managing Director of Dreman Value Advisors, Inc. and Chief Equity Strategist for Zurich Kemper Investments since September, 1995. Dr. Berry had been associated with Dreman Value Advisors' predecessor since 1984 and also served as a Professor in Finance at James Madison University and at the University of Virginia.

James P. Holmes, CFA, serves as portfolio manager for the Large Cap Value Fund and has managed the Fund since its inception. Prior to joining Heartland Advisors in July, 1996, Mr. Holmes had been a Managing Director of Dreman Value Advisors, Inc. and its predecessor since 1986, with responsibility for portfolio management of institutional accounts.

Ronald B. Saba, CFA, serves as co-portfolio manager of the Value Plus Fund with Mr. Nasgovitz, and has been in that position since August, 1996. Mr. Saba has been with Heartland Advisors as Vice President/Research and a portfolio manager for advisory clients since March, 1994. Prior to joining Heartland Advisors, Mr. Saba was a Portfolio Manager and Senior Analyst with Household Commercial Financial Services.

Patrick J. Retzer and Douglas S. Rogers, CFA, serve as co-portfolio managers of the U.S. Government Securities Fund. Mr. Retzer has managed or co-managed the Fund since October of 1988 and has been Vice President and Treasurer of Heartland Advisors and Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993. Mr. Rogers has co-managed the Fund since May 1, 1996. Prior to joining Heartland Advisors in October

1995, Mr. Rogers was with Sit Investment Fixed Income Advisors, Inc., where he was a member of the Fixed Income Policy Committee and responsible for taxable bond portfolio management.

THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. For further information regarding the Distribution Plans, see the Statement of Additional Information.

NET ASSET VALUE CALCULATION

Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

Securities owned by the Funds are valued on the basis of market quotations or at their fair value. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign currency denominated values of such securities.

DESCRIPTION OF FUND SHARES

Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share.

Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Funds are each a separate diversified mutual fund series of Heartland. Currently, the Heartland family of funds consists of the following series:

                                   COMMENCED           AUTHORIZED
FUND                               OPERATIONS          SHARES
Small Cap Contrarian Fund          4/27/95             100,000,000
Value Fund                         12/28/84            100,000,000
Mid Cap Value Fund                 10/11/96            100,000,000
Large Cap Value Fund               10/11/96            100,000,000
Value Plus Fund                    10/26/93            100,000,000
U.S. Government Securities Fund    4/9/87              100,000,000
Wisconsin Tax Free Fund            4/3/92              100,000,000
Nebraska Tax Free Fund             9/27/93             100,000,000

Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. On matters affecting an individual Heartland fund (such as approval of advisory contracts and changes in fundamental policy of a fund) a separate vote of the shares of that fund is required. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of each Heartland fund vote together in the election of Directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law, or Heartland's Articles of Incorporation or Bylaws. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Shares of stock are redeemable at net asset value, less any applicable contingent deferred sales charge, at the option of the shareholder. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro rata basis. Shareholder inquiries should be directed to the Funds at the address shown on the back cover of the Prospectus.

PORTFOLIO TRANSACTIONS

As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for a Fund's portfolio securities may be effected through brokers who charge a commission for their services, although it is expected that transactions in debt securities will generally be conducted with dealers acting as principals. In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller companies in which the Value Fund and the Small Cap Contrarian Fund invest may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time.

Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of any or all of the Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.

PERFORMANCE INFORMATION

From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

"Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject to an initial sales charge, neither of which are reflected in the total return figures, rather the figures reflect the current no-load sales structure. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money and Business Week. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. In general, the Small Cap Contrarian Fund and the Value Fund would appear in the Small Company Growth or Capital Appreciation categories, the Mid Cap Value Fund would appear in the General Equity category, and the Large Cap Value Fund would appear in the General Equity category. The Value Plus Fund would appear in the Equity Income category and the U.S. Government Securities Fund would appear in the Fixed Income or U.S. Government Bond categories. Each Fund may also compare its performance to recognized stock and bond market indices, including the S&P 500, the Standard & Poor's Mid-Cap Index, the Russell 2000 Stock Index, the Lehman Intermediate and Long-Term Corporate Bond Indices, and the Lehman Intermediate and Long-Term Government Bond Indices.

HEARTLAND FUNDS
General Information and Account/Price Information (24 hrs.):
1-800-432-7856 or (414)289-7000


HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT
Firstar Trust Company
Mutual Fund Services, 3rd Floor
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                      HEARTLAND SMALL CAP CONTRARIAN FUND

                              HEARTLAND VALUE FUND

                          HEARTLAND MID CAP VALUE FUND

                         HEARTLAND LARGE CAP VALUE FUND

                           HEARTLAND VALUE PLUS FUND

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND


         Each Fund's address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, and its telephone number is 414-289-7000 or 1-800-432-7856.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated October 11, 1996. A copy of the Prospectus may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by telephone.

                      Statement of Additional Information

         Shares may be purchased directly from Heartland Advisors, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, without a sales charge. For more complete information, including an Account Application form, see the Prospectus or call Heartland Advisors toll free at 1-800-432-7856. Shares may also be purchased through broker-dealers or financial institutions, which may charge a fee for such service.

         THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 11,
1996.

                           INTRODUCTION TO THE FUNDS

         The Heartland family of funds consists of separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as a diversified open-end management investment company. This Statement of Additional Information relates only to the Heartland Small Cap Contrarian Fund, the Heartland Value Fund, the Heartland Mid Cap Value Fund, the Heartland Large Cap Value Fund, the Heartland Value Plus Fund, and the Heartland U.S. Government Securities Fund, (the "Small Cap Contrarian Fund," the "Value Fund," the "Mid Cap Value Fund," the "Large Cap Value Fund," the "Value Plus Fund," and the "U.S. Government Securities Fund," respectively, collectively referred to herein as the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.


                        INVESTMENT POLICIES AND METHODS

GENERAL

         The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on its portfolio securities and enter into closing transactions with respect to such options. In addition, the Small Cap Contrarian Fund may write covered call options on any type of security related to its investments, including options traded on foreign exchanges. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the security involved in the option.

         A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian, for the term of the option, an account consisting of cash, or other liquid assets having a value equal to the fluctuating market value of the optioned securities.

         Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

         Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

         WRITING COVERED PUT OPTIONS. The Small Cap Contrarian Fund may write covered put options on any type of security related to its investments, including options traded on foreign exchanges, and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         The Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, or other liquid assets in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

         If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

         PURCHASING PUT OPTIONS. Each Fund may purchase put options with respect to its portfolio securities. In addition, the Small Cap Contrarian Fund may purchase put options on any type of security related to its investments, including options traded on foreign exchanges. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

         The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

         PURCHASING CALL OPTIONS. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Fund may purchase call options on any type of security related to their respective investments, including options traded on foreign exchanges. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         INDEX OPTIONS. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may sell covered call options and purchase put options on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Small Cap Contrarian Fund may buy and sell options based on any type of index related to its investments. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

         OPTIONS ON FUTURES CONTRACTS. The Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may each write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may buy and sell options on futures based on any type of security, index, or currency related to their respective investments. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

         FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. In addition, the Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may purchase and sell futures contracts based on any type of security, index, or currency related to their respective investments, including futures traded on foreign exchanges. Each Fund will engage in transactions in futures contracts solely for bona fide hedging purposes.

         When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" with its Custodian in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

         Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options ("OTC options," i.e., options not traded on exchanges) in which the Small Cap Contrarian Fund may invest generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option. The Small Cap Contrarian Fund will generally consider OTC options to be illiquid. In determining whether to enter into an OTC option transaction, the Small Cap Contrarian Fund will take into account the creditworthiness of the other party to the contract.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS

         Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

         A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Value Fund and the U.S. Government Securities Fund will also be subject to their fundamental investment restrictions regarding commodities, futures, and options discussed herein.

         In addition to the above limitations, the Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Small Cap Contrarian Fund's, the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

RISKS IN OPTIONS AND FUTURES TRANSACTIONS

         Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

         Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

         There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

         As discussed above, OTC options in which the Small Cap Contrarian Fund may invest are subject to risks in addition to the risks related to exchange-traded options. The Small Cap Contrarian Fund currently intends to treat the value of any OTC option it purchases as illiquid for the purposes of its investment limitations. Similarly, for any OTC option it writes, the Fund will treat as illiquid the value of the option's underlying instrument; however, if the Fund has a guaranteed right to close out the option with a primary U.S. government securities dealer, only the maximum price of the closing transaction less the amount the option is in-the-money will be considered illiquid. The Small Cap Contrarian Fund may also buy and sell options and futures based on any type of security, index, or currency related to its investments, including options and futures traded on foreign exchanges. Investments in foreign securities are subject to additional risks as described below.

FOREIGN INVESTMENTS

         The Value Fund and the Value Plus Fund may invest up to 15% of their respective assets directly in the securities of foreign issuers. The Small Cap Contrarian Fund, the Mid Cap Value Fund, and the Large Cap Value Fund may invest up to 25% of their respective assets in foreign securities and options on futures and futures, and, with respect to the Small Cap Contrarian Fund, any options, traded on foreign exchanges. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. The above considerations may also be intensified for investments and equity securities of foreign smaller companies in which the Funds may invest. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

         The Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund each may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         American Depository Receipts and Global Depository Receipts ("ADRs" and "GDRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations as to a respective Fund's investments in foreign securities do not apply to investments in ADRs and GDRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System.

FOREIGN CURRENCY TRANSACTIONS

         FORWARD FOREIGN CURRENCY CONTRACTS. To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

         A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Heartland Advisors may enter into settlement hedges in the normal course of managing a Fund's foreign investments.

         When Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell for a fixed amount of U.S. dollars, the amount of the foreign currency approximating the value of some or all of the respective Fund's portfolio securities denominated in such foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the respective Fund's securities or other assets denominated in that currency. The Small Cap Contrarian Fund could also hedge a position by selling another currency expected to perform similarly to the currency in which the Fund's securities are denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Small Cap Contrarian Fund's, the Value Fund's, the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Heartland Advisors. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If Heartland Advisors hedges a currency exposure for the Small Cap Contrarian Fund through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Heartland Advisors increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

         Although each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The policies described in this section regarding forward foreign currency contracts and the respective Fund's policies regarding foreign currency transactions discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

         OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above.
Each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the respective Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the respective Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the respective Fund's investments exactly over time.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN EXCHANGE CONTRACTS

         The Funds may enter into certain option, futures, and, with respect to the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund, forward foreign exchange contracts which will be treated as Section 1256 contracts or straddles under the Internal Revenue Code.

         Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.

         Options, futures, and forward foreign exchange contracts which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

         In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures, or foreign forward exchange contracts on currencies are qualifying income for purposes of the 90% requirement. In addition, gains realized on the sale or other disposition of securities, including options, futures, or foreign forward exchange contracts on securities or securities indices and, in some cases, currencies, held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities or currencies held less than three months, the Fund may be required to defer the closing out of options, futures, or foreign forward exchange contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on Section 1256 options, futures, and foreign forward exchange contracts, which have been open for less than three months, as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test.

NON-INVESTMENT GRADE SECURITIES

         Non-investment grade debt securities (those rated below the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds") are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such securities typically offer higher rates of return than investment grade securities, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield securities and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default of non-investment grade securities is likely to increase during times of economic downturns and extended periods of increased interest rates. Yields on non-investment grade securities will fluctuate over time, and are generally more volatile than yields on investment grade securities.

         The secondary trading market for non-investment grade securities may be less well-established than for investment grade securities, and such securities may therefore be only thinly traded. As a result, there may be no readily ascertainable market value for such securities, in which case it will be more difficult for the Funds to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the subjective judgment of the Board of Directors will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of non-investment grade securities, especially in a thinly traded market.

         The Value Fund, the Value Plus Fund and the U.S. Government Securities Fund will not invest in securities that are rated below the fifth or sixth rating categories by Moody's or S&P (Ba and B for Moody's and BB and B for S&P) or, if unrated, judged comparable by Heartland Advisors. Securities rated in the higher of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such securities can generally be identified which could assist them in satisfying their debt service requirements. Securities rated in the lower of these two categories are considered highly speculative. While the issuers of such securities currently must be meeting debt service requirements in order to achieve this rating, adverse business, financial, or economic conditions likely could impair the issuer's capacity or willingness to pay interest and repay principal.

         The Small Cap Contrarian Fund may invest in debt securities rated as low as the lowest rating category assigned by Moody's or S&P (C for Moody's and D for S&P). Debt securities rated below B may be even more speculative than B rated bonds and may either be currently vulnerable to default or may be in default. A detailed description of the characteristics associated with the various debt credit ratings established by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information.

         While rating categories help identify credit risks associated with debt securities, they do not evaluate the market value risk of non- investment grade securities. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of non-investment grade securities held in each Fund's portfolio. Since the risk of default is higher for non-investment grade debt securities, Heartland Advisors' research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for the Fund, Heartland Advisors will attempt to identify those issuers of non-investment grade securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Heartland Advisors' analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund's shareholders.

INDEXED SECURITIES

         The Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Fund's ability to dispose of these securities.

RESTRICTED SECURITIES

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Small Cap Contrarian, Mid Cap Value, and Large Cap Value Funds may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors.

VALUE FUND - DEBT SECURITIES

         The Value Fund may invest up to 5% of its net assets in debt securities rated at least B by Moody's or S&P, or, if unrated, judged comparable by Heartland Advisors. See "Non-Investment Grade Securities" above. Debt securities in which the Value Fund may invest include corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments, such as certificates of deposit and commercial paper.

U.S. GOVERNMENT SECURITIES FUND - MORTGAGE-BACKED SECURITIES

         Depending on market conditions, the U.S. Government Securities Fund may invest a substantial portion of its assets in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These are debt securities that represent interests in pools of mortgages, and may include stripped mortgage-backed obligations. Mortgage-backed securities in which the Fund may invest, may be guaranteed by the issuing governmental agency and, therefore, subject to risk based on the credit-worthiness of the issuing agency or instrumentality. One type of mortgage-backed security in which the Fund may invest are Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type, which represent interests in pools of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). GNMA guarantees the timely payment of monthly installments of principal and interest on such Certificates. The GNMA guarantees are backed by the full faith and credit of the U.S. Government.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will generally result in the return of the greater part of the principal invested long before the maturity of the mortgage in the pool. Foreclosures impose limited risk to principal investments to the extent of the governmental agency or GNMA guarantee.

         As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of mortgage-backed securities. However, historical statistics may be used as an indicator of the expected average life of the security. To the extent the U.S. Government Securities Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors may result in some loss of the Fund's principal investment to the extent of the premium paid. To avoid loss of this premium and of any gain in value of its mortgage-backed securities resulting from a decrease in interest rates generally, the U.S. Government Fund may sell such securities that are trading at a substantial premium.

         Collateralized Mortgage Obligations ("CMOs") issued by the U.S. Government, its agencies or instrumentalities are hybrid mortgage-related instruments typically collateralized by whole loan mortgages, mortgage pass-through securities, or stripped mortgage-backed securities. Typically, CMOs use cash flows of long-maturity, monthly pay collateral to create multiple classes with different effective maturities or expected average lives. In general, investors in traditional pass-through securities would receive a pro rata distribution of any principal and interest, whereas with a CMO, principal and interest payments are typically paid monthly according to the schedule for payments of principal and interest, including prepayments, established for the class ("tranche") of the CMO.

SMALL CAP CONTRARIAN FUND - SHORT SALES

         The Small Cap Contrarian Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund may also incur transaction costs in effecting short sales.

         The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

         Whenever the Small Cap Contrarian Fund engages in a short sale, it will maintain a segregated collateral account with its custodian consisting of an amount of cash or liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The Fund will maintain the account on a daily basis so that the amount deposited with the custodian plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short; provided, that at no time will the amount segregated in the account plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

SMALL CAP CONTRARIAN FUND - LEVERAGE

         The Small Cap Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Small Cap Contrarian Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. Leveraging the Small Cap Contrarian Fund may create an opportunity for increased net income; however, it may also give rise to special risk considerations. For example, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the gains and losses on the Fund's investments. Leveraging will create interest expenses for the Fund that may exceed the return on investments made with the borrowings. To the extent the income derived from securities purchased with borrowed funds exceeds the Fund's costs of borrowing, the Fund's net income may be greater than if leveraging were not used. Conversely, if the income from the investments made with the borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used and the value of the Fund's shares may be adversely affected. Reverse repurchase agreements that are not fully collateralized create leverage, a speculative factor, and will be considered as borrowings for purposes of the Fund's investment limitations.

PORTFOLIO TURNOVER
         Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1995 and 1994, the portfolio turnover rates for the Value Fund were 31% and 35%, respectively, for the Value Plus Fund were 150% and 127%, respectively, and for the U.S. Government Securities Fund were 97% and 95%, respectively. The turnover rate for the Value Plus Fund was relatively high in 1995, in part due to a somewhat defensive reallocation of assets in the portfolio from common stock investments to convertible bonds and cash and cash equivalents. The Fund took losses in several stocks where the fundamentals had deteriorated and realized profits in many of its equity positions that had experienced significant appreciation. In addition to normal portfolio activity, the Fund had several companies in the portfolio that were the subject of takeovers during 1995, thereby increasing portfolio turnover. The portfolio turnover rate for the Small Cap Contrarian Fund for the period from April 27, 1995 (commencement of operations) to December 31, 1995 was 45%. Annual portfolio turnover for the Small Cap Contrarian Fund is expected to be less than 200%. It is expected that the annual portfolio turnover for the Mid Cap Value Fund and the Large Cap Value Fund will not exceed 100%.

                            INVESTMENT RESTRICTIONS

         Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of
(i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, no Fund will change materially any operating policy without notice to shareholders. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

SMALL CAP CONTRARIAN FUND

         The fundamental investment restrictions and policies of the Small Cap Contrarian Fund provide that such Fund may not:

         (1) With respect to 75% of the Fund total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (2) Invest in a company to get control or manage it or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

         (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

         (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized reverse repurchase agreements are not deemed to be borrowings.

         (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities.

         (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

         (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

         (10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

         (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Small Cap Contrarian Fund may not:

         (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

         (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

         (6) Invest more than 10% of its total assets in real estate investment trusts.

         For the Small Cap Contrarian Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

VALUE FUND AND U.S. GOVERNMENT SECURITIES FUND

         The fundamental investment restrictions and policies of the Value Fund and the U.S. Government Securities Fund provide that such Funds may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer except for United States government agency securities and securities backed by the United States Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

         (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the United States government, its agencies or instrumentalities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (6) Buy or sell real estate, real estate investment trusts, or oil and gas interests, but this shall not prevent the Funds from investing in securities of companies whose business involves the purchase or sale of real estate, except that the U.S. Government Securities Fund will not invest in real estate limited partnerships.

         (7) Borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). Neither Fund will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

         (8) Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes and other debt securities and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets.

         (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (10) Except with respect to investments in repurchase agreements by the U. S. Government Securities Fund, purchase securities with legal or contractual restrictions on resale.

         (11)  Issue senior securities.

         (12) Purchase securities on margin or effect short sales of securities, except that the Value Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Value Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Value Fund's total assets, or if more than 10% of the Value Fund's net assets would be held as collateral for such short positions.

         (13) Buy or sell commodities or commodity contracts or enter into an interest rate futures contract or an option thereon, except that a Fund may purchase or sell futures and options on futures and enter into closing transactions with respect thereto unless, as a result thereof: (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); and (b) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money) would be committed to initial margin and premiums paid on such futures contracts.

         (14) Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that a Fund may write covered call options and purchase put options on portfolio securities or securities indexes and enter into closing transactions with respect to such options, and, subject to restriction (13) above, a Fund may write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options on futures, unless, as a result of any of the foregoing transactions: (a) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 25% of the Fund's total assets; or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money), excluding puts purchased on closing transactions.

         (15) Invest in illiquid securities, except that the U.S. Government Securities Fund may invest up to 10% of its net assets in illiquid securities, including investments in repurchase agreements which mature in more than seven days.

         (16) Purchase warrants, except that the Value Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (17) With respect to the U.S. Government Securities Fund, purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

MID CAP VALUE FUND AND LARGE CAP VALUE FUND

         The fundamental investment restrictions and policies of the Mid Cap Value Fund and the Large Cap Value Fund provide that each such Fund may not:

         (1) With respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

         (2) Invest in a company to get control or manage it or, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer;

         (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

         (5) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Fund will pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

         (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities.

         (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes, and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

         (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

         (10) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

         (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Mid Cap Value Fund and the Large Cap Value Fund each may not:

         (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

         (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

         (6) Invest more than 10% of its total assets in real estate investment trusts.

         For the Mid Cap Value Fund's and Large Cap Value Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

VALUE PLUS FUND

         The fundamental investment restrictions and policies of the Value Plus Fund provide that such Fund may not:

         (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (2) Invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (3) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (4) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (5) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

         (6) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

         (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

         (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale (other than investments in repurchase agreements); (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within 7 days.

         (10)  Issue senior securities.

         (11) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

         In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Value Plus Fund may not:

         (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (2) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

         (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

         (5) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information and except that the Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of the Fund's net assets would be held as collateral for such short positions.

         (6) Invest more than 10% of its total assets in real estate investment trusts.

         For the Value Plus Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."


                                   MANAGEMENT

         The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.

                                                                         Principal Occupation
 Name and Address                     Position with Heartland            During Past Five Years
 ----------------                     -----------------------            ----------------------

 William J. Nasgovitz                 President and Director*            President and Director Heartland
 790 North Milwaukee Street                                              Advisors, Inc., since 1982; Senior
 Milwaukee, WI  53201                                                    Vice President Investments, Dain
                                                                         Bosworth Incorporated from 1988 to
                                                                         June 1992; Director of Capital
                                                                         Investments, Inc., since 1989
                                                                         (closed-end investment company).

 Willard H. Davidson                  Director                           Financial and business consultant
 3726 North Lake Drive                                                   since 1984; prior thereto, Chairman
 Milwaukee, WI  53211                                                    and a Director, Marine Corporation
                                                                         (a bank holding company) and Marine
                                                                         Bank, N.A.


                                                                         Principal Occupation
Name and Address                      Position with Heartland            During Past Five Years
----------------                      -----------------------            ----------------------
 Hugh F. Denison                      Vice President and Director*       Vice President, Heartland Advisors,
 790 North Milwaukee Street                                              Inc. since 1988; Director, Heartland
 Milwaukee, WI  53201                                                    Advisors, Inc., 1988 through 1996.

 Jon D. Hammes                        Director                           President, Great Lakes Partners,
 Suite 115                                                               since 1991; prior thereto, Managing
 325 North Corporate Drive                                               Partner, Trammel, Crow Co.
 Brookfield, WI  53045

 Patrick J. Retzer                    Vice President, Treasurer and      Vice President and Treasurer,
 790 North Milwaukee Street           Director*                          Heartland Advisors, Inc. since 1987;
 Milwaukee, WI  53201                                                    Director of Heartland Advisors, Inc.
                                                                         since 1988.

 A. Gary Shilling                     Director                           President, A. Gary Shilling &
 500 Morris Avenue                                                       Company, Inc. (economic consultants
 Springfield, NJ  07081-1020                                             and investment advisors), since
                                                                         1978.
 Linda F. Stephenson                  Director                           President and Chief Executive
 100 East Wisconsin Avenue                                               Officer, Zigman Joseph Stephenson (a
 Milwaukee, WI  53202                                                    public relations and marketing
                                                                         communications firm) since 1989.

 Lois Schmatzhagen                    Secretary                          Secretary, Heartland Advisors, Inc.
 790 North Milwaukee Street                                              since 1988.
 Milwaukee, WI  53201
-------------------

         *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

         Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1995:


                                                                                                  TOTAL
                                   AGGREGATE          PENSION OR           ESTIMATED        COMPENSATION FROM
                                  COMPENSATION        RETIREMENT         ACTUAL BENEFITS      HEARTLAND AND
     DIRECTOR                    FROM HEARTLAND        BENEFITS          UPON RETIREMENT       FUND COMPLEX
     --------                    --------------        --------          ---------------       ------------
 Willard H. Davidson                 $3,500               None
                                                                              None               $3,500

 Jon D. Hammes                       $2,000               None
                                                                              None               $2,000
 A. Gary Shilling                    $3,000               None
                                                                              None               $3,000

 Linda F. Stephenson                 $3,500               None                None               $3,500


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of August 30, 1996, the Directors and officers of Heartland Group, Inc. as a group (8 persons) owned less than 1% of the outstanding shares of the Small Cap Contrarian Fund, the Value Fund and the U.S. Government Securities Fund, and owned 1.03% of the Value Plus Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more, of the outstanding shares of any of the Funds, except that Charles Schwab & Co., Inc.,
ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record 9,849,082 shares (or 20.5%) of the Value Fund, 462,120 shares (or 19.5%) of the Value Plus Fund, and 5,231,322 shares (or 30.2%) of the Small Cap Contrarian Fund.


                             THE INVESTMENT ADVISOR

         Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement with respect to the Value Fund and a separate Investment Advisory Agreement with respect to the Small Cap Contrarian Fund, the Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund (the "Agreements"). The Agreements, with respect to the Small Cap Contrarian Fund, the Value Plus Fund, the U.S. Government Securities Fund, and the Value Fund, were most recently approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Fund or of Heartland Advisors, on July 31, 1996. The Agreements, with respect to the Mid Cap Value Fund and the Large Cap Value Fund, were approved by the Board of Directors on July 31, 1996.

         Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as investment advisor, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Wisconsin Tax Free and Nebraska Tax Free Funds, two additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of August 30, 1996, Heartland Advisors had approximately $2.6 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

         Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

         Heartland Advisors bears all of its own expenses in providing services under the Agreements and pays all salaries, fees, and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees, and expenses (including legal fees) of those directors, officers, and employees of Heartland who are not officers, directors, or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent, and Dividend Disbursing Agent; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies, and prospectuses; and fees and expenses of membership in industry organizations.

         Each of the Small Cap Contrarian Fund, the Value Fund, the Mid Cap Value Fund, and the Large Cap Value Fund pays Heartland Advisors an annual fee for its services at the rate of 0.75 of 1% of the respective Fund's average daily net assets. While the advisory fee is larger than the fee paid by most mutual funds, it is consistent with the fee paid by funds with investment characteristics and objectives similar to that of the referenced Funds. The Value Plus Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.70 of 1% of the Fund's average daily net assets. The advisory fee for the U.S. Government Securities Fund is 0.65 of 1% of the first $100 million of the Fund's average daily net assets, 0.50 of 1% of the next $400 million of assets, and 0.40 of 1% on assets in excess of $500 million. The advisory fees for the Funds are payable in monthly installments.

         For the fiscal years ended December 31, 1993, 1994, and 1995, the Value Fund paid advisory fees of $990,902, $1,985,370, and $6,452,487, respectively. For the period from April 27, 1995 (commencement of operations) to December 31, 1995, the Small Cap Contrarian Fund paid advisory fees of $172,583. For the fiscal years ended December 31, 1994 and 1995, the Value Plus Fund paid advisory fees of $63,697 and $102,311, respectively, and for the period from October 26, 1993 (commencement of operations) to December 31, 1993, the Value Plus Fund paid advisory fees of $3,186. For the years ended December 31, 1993, 1994, and 1995, the U.S. Government Securities Fund paid advisory fees of $232,062, $361,242, and $325,124, respectively. During those periods, advisory fees provided under the U.S. Government Securities Fund's Agreement totaled $316,429, $469,614, and $422,661, respectively, but Heartland Advisors voluntarily waived $84,367, $108,372, and $97,537, of the fees during those respective periods.

         The Agreements provide that Heartland Advisors' fee will be reduced, or Heartland Advisors will reimburse a Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of a Fund (excluding taxes, interests, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. Presently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1-1/2% of the remaining assets. For the purposes of these tests, average net assets will be computed in the same manner as average daily net assets are computed in determining the investment advisory fee. Such reimbursements would be made monthly, subject to annual adjustment.

         Each of the Agreements will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. Each Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. Each Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.


                            PERFORMANCE INFORMATION

         From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject
to an initial   sales charge, neither of which is reflected in the total return figures, rather the figures reflect the current no-load sales structure.

         Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

         Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       n
                                 p(1+T) =ERV


           Where:

                 P =      a hypothetical initial payment of $1,000;

                 T =      average annual total return;

                 n =      number of years; and

              ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

         In some circumstances a Fund may advertise its total return for a 1, 2, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

         The average annual total return for the Funds for the one, five, and ten-year periods or, if less, from commencement of operations through June 30, 1996 are as follows:

                                                                                                  10 Years
                                                                                                or, if Less,
                                                                                                    From
                                                                                                Commencement
                                                                 1 Year           5 Years      of Operations
                                                                 ------           -------      -------------

Heartland Value Fund  . . . . . . . . . . . . . . . . . .          23.34%            24.07%          13.61%
Heartland Small Cap Contrarian Fund (4/27/95) . . . . . .          27.42%               N/A          35.47%
Heartland Value Plus Fund (10/26/93)  . . . . . . . . . .          21.88%               N/A          14.53%
Heartland U.S. Government Securities Fund (4/9/87)  . . .           2.58%             8.52%           8.19%

         Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                      a-b    6
                            Yield=2[( --- +1) -1]
                                      cd

         Where:

                 a =      dividends and interest earned during the period;

                 b =      expenses accrued for the period (net of
                          reimbursements);

                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                 d = the maximum offering price per share on the last day of the period.


         Since the Value Fund's, the Mid Cap Value Fund's, and the Large Cap Value Fund's investment objective is long-term capital appreciation, these Funds will typically not calculate or advertise their yield. Similarly, the Small Cap Contrarian Fund will not typically calculate its yield. The yield for the Value Plus Fund for the thirty days commencing June 1, 1996 was 3.36%. The yield for the U.S. Government Securities Fund for the thirty days commencing June 1, 1996 was 6.73%. When advertising yield, a Fund will not advertise a one- month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.


                   DETERMINATION OF NET ASSET VALUE PER SHARE

         Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

         The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

         Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time the Fund's net asset value is determined.

Foreign securities prices may be furnished by quotation services who express the value of securities in their local currency. Heartland Advisors translates the value of foreign securities from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value.
Because foreign securities markets may close prior to the time a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time securities prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculation.

         Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.


                             DISTRIBUTION OF SHARES

         Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

         For the fiscal year ended December 31, 1995, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $205,943, $12,134, and $82,882, respectively. For the fiscal year ended December 31, 1994, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $239,548, $13,392, and $118,949, respectively. For the fiscal year ended December 31, 1993, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund and U.S. Government Securities Fund in the amounts of $139,549 and $14,060, respectively. For the period from October 26, 1993 through December 31, 1993, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Plus Fund in the amount of $69.


                               DISTRIBUTION PLAN

         Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under each Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

         Each Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

         The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

         Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.

         During the fiscal year ended December 31, 1995, the Value Fund paid $2,150,829 under its Plan, of which $2,107,107 was spent on compensation to dealers, financial institutions, and other service providers, and $43,722 was spent on printing and mailing prospectuses and sales literature to other than current shareholders. During the period from April 27, 1995 (commencement of operations) to December 31, 1995, the Small Cap Contrarian Fund paid $57,402 under its Plan, of which $57,387 was spent on compensation to dealers, financial institutions, and other service providers and $15 was spent on printing and mailing prospectuses and sales literature to other than current shareholders. During the fiscal year ended December 31, 1995, the Value Plus Fund paid $36,684 under its Plan, of which $35,239 was spent on compensation to dealers, financial institutions, and other service providers, and $1,445 was spent on printing and mailing prospectuses and sales literature to other than current shareholders. During the fiscal year ended December 31, 1995, the U.S. Government Securities Fund paid $162,562 under its Plan, of which $158,549 was spent on compensation to dealers, financial institutions, and other service providers, and $4,013 was spent on printing and mailing prospectuses and sales literature to other than current shareholders.


                                   TAX STATUS

         The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

         Each series of a series company, such as Heartland is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

         Gain or loss on the sale of securities held by a Fund for more than one year will generally be long-term capital gain or loss. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

         It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


                             DESCRIPTION OF SHARES

         In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

         Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.


                             PORTFOLIO TRANSACTIONS

         The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

         Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Funds. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. Each Fund may also consider sales of its own shares or the shares of other Heartland funds, or both, as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

         For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors or its affiliates) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

         Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms'-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland

Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

         During the fiscal year ended December 31, 1993, the Value Fund and the U.S. Government Securities Fund paid $589,478 and $8,607, respectively, in aggregate brokerage commissions on portfolio transactions. Of such brokerage commissions, $198,964 and $0, respectively, were paid to Heartland Advisors. For the period from October 26, 1993 (commencement of operations) to December 31, 1993, the Value Plus Fund paid a total of $5,914 in aggregate brokerage commissions on portfolio transactions, of which $3,587 were paid to Heartland Advisors.

         During the fiscal year ended December 31, 1994, the aggregate brokerage commissions on portfolio transactions paid by the Funds were as follows: the Value Fund paid $833,464; the Value Plus Fund paid $36,958; and the U.S. Government Securities Fund paid $10,751. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $235,899 for the Value Fund; $12,195 for the Value Plus Fund; and $0 for the U.S. Government Securities Fund.

         During the fiscal year ended December 31, 1995, the aggregate brokerage commissions paid by the Funds, and the total dollar value of portfolio transactions on which a brokerage commission was paid, were as follows: the Value Fund paid $2,619,410 on portfolio transactions of $375,284,546; the Value Plus Fund paid $140,980 on portfolio transactions of $34,582,469; and the U.S. Government Securities Fund paid $676 on portfolio transactions of $812,098. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $438,094 in commissions (or 16.7% of total commissions) on $76,901,148 of transactions (or 20.5% of total transactions) for the Value Fund; $29,768 in commissions (or 21.1% of total commissions) on $8,665,208 of transactions (or 25.1% of total transactions) for the Value Plus Fund; and $0 for the U.S. Government Securities Fund. For the period from April 27, 1995 (commencement of operations) to December 31, 1995, the Small Cap Contrarian Fund paid aggregate brokerage commissions of $246,960 on portfolio transactions of $40,048,920. Of such brokerage commissions, amounts paid to Heartland Advisors as broker by the Fund were $43,741 (or 17.7% of total commissions) on $2,151,093 of portfolio transactions (or 5.4% of total transactions). Heartland Advisors effected multiple purchases of a New York Stock Exchange listed security with a low dollar value as broker for the Fund, which resulted in a higher percentage of brokerage commissions paid to Heartland Advisors than the relative dollar value of portfolio transactions effected by Heartland Advisors for the period. Such transactions were effected in accordance with the procedures adopted by the Board with respect to commissions paid to Heartland Advisors.

         Under the Investment Company Act of 1940, Stifel Financial Corporation ("Stifel") may be deemed an affiliated person of Heartland Advisors since Heartland Advisors may be deemed to hold or control more than 5% of the outstanding voting securities of Stifel in Heartland Advisors' capacity as investment advisor to the Funds and other investment advisory accounts. During the fiscal year ended December 31, 1995, the Value Fund paid $38,996 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $5,930,376 of transactions, or approximately 1.6% of the dollar value of portfolio transactions for which a brokerage commission was paid. During the fiscal year ended December 31, 1995, the Value Plus Fund paid $1,050 in brokerage commissions (or 0.7% of total commissions paid) to Stifel for effecting $1,175,390 of transactions, or approximately 3.4% of the dollar value of portfolio transactions for which a brokerage commission was paid.

         The portfolio holdings of the Funds may include the securities of certain publicly traded brokerage firms. At December 31, 1995, the Value Fund held 222,704 shares, with a market value of $807,302, of Kinnard Investments, Inc., the parent corporation of John G. Kinnard and Company, Incorporated, which was among the Fund's regular brokers or dealers for 1995 as defined in Rule 10b-1 under the Investment Company Act of 1940.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         Firstar Trust Company acts as Custodian of each Fund's investments, and acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent", respectively). Its address is Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                   COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

         Quarles & Brady serves as legal counsel for the Funds. Arthur Andersen LLP, independent public accountants, are auditors of the Funds.


                              FINANCIAL STATEMENTS

         The financial statements, related notes and related reports of Arthur Andersen LLP, independent public accountants, contained in the Annual Report to Shareholders of the Value Fund, Small Cap Contrarian Fund, Value Plus Fund and U.S. Government Securities Fund as of December 31, 1995 and for the fiscal year or period then ended, together with the unaudited financial statements and related notes contained in the Semi-Annual Report to Shareholders of those Funds as of June 30, 1996 and for the six months then ended, are hereby incorporated by reference. Copies of the Annual Report and Semi-Annual Report may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or (414) 289-7000.

                                   APPENDIX A

                               SECURITIES RATINGS


GENERAL

         A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

         The following is a description of the characteristics of bond ratings used by Moody's Investors Service, Inc. and Standard & Poor's Corporation.


RATINGS BY MOODY'S

         Aaa -- Bonds which are rated in category Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated in category Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated in category A are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unrealizable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.

         Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1", "2" and "3" to the Aa through B rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.


RATINGS BY STANDARD & POOR'S

         AAA -- This is the highest rating category assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

         BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----

INTRODUCTION TO THE FUNDS                                          2
INVESTMENT POLICIES AND METHODS                                    2
INVESTMENT RESTRICTIONS                                           15
MANAGEMENT                                                        21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES               23
THE INVESTMENT ADVISOR                                            23
PERFORMANCE INFORMATION                                           24
DETERMINATION OF NET ASSET VALUE PER SHARE                        26
DISTRIBUTION OF SHARES                                            27
DISTRIBUTION PLAN                                                 27
TAX STATUS                                                        28
DESCRIPTION OF SHARES                                             28
PORTFOLIO TRANSACTIONS                                            29
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT              30
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                        31
FINANCIAL STATEMENTS                                              31



Heartland Small Cap Contrarian Fund
Heartland Value Fund
Heartland Mid Cap Value Fund
Heartland Large Cap Value Fund
Heartland Value Plus Fund
Heartland U.S. Government Securities Fund
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Investment Advisor And Distributor

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Custodian, Transfer And Dividend Disbursing Agent

Firstar Trust Company
Mutual Funds Services, Third Floor
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Counsel

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Auditor

Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

                                                                    Rule 497 (e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982




                      HEARTLAND SMALL CAP CONTRARIAN FUND
                              HEARTLAND VALUE FUND
                          HEARTLAND MID CAP VALUE FUND
                         HEARTLAND LARGE CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND


                      SUPPLEMENT DATED OCTOBER 11, 1996 TO
                       PROSPECTUS DATED OCTOBER 11, 1996


FOR MISSOURI INVESTORS

     THE HEARTLAND SMALL CAP CONTRARIAN FUND MAY INVEST UP TO, BUT LESS THAN, 35% OF ITS TOTAL ASSETS, AND THE HEARTLAND VALUE PLUS FUND AND HEARTLAND U.S. GOVERNMENT SECURITIES FUND MAY EACH INVEST UP TO 25% OF THEIR RESPECTIVE TOTAL ASSETS, IN NON-INVESTMENT GRADE DEBT SECURITIES AND CONVERTIBLE DEBT SECURITIES. IN ADDITION, THE HEARTLAND MID CAP VALUE FUND AND HEARTLAND LARGE CAP VALUE FUND MAY EACH INVEST UP TO 15% OF THEIR RESPECTIVE TOTAL ASSETS IN NON-INVESTMENT GRADE DEBT SECURITIES. NON-INVESTMENT GRADE SECURITIES MAY INVOLVE GREATER RISK THAN OTHER INVESTMENTS. SEE "INVESTMENT OBJECTIVES AND POLICIES - INVESTMENT QUALITY" IN THE PROSPECTUS.

     THE HEARTLAND SMALL CAP CONTRARIAN FUND TAKES AN AGGRESSIVE INVESTMENT APPROACH FOCUSING ITS INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHOSE POTENTIAL VALUES GENERALLY HAVE BEEN OVERLOOKED BY OTHER INVESTORS. UNDER NORMAL MARKET CONDITIONS, AT LEAST 65% OF THE FUND'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF SMALLER COMPANIES. THE TECHNIQUES IN WHICH THE SMALL CAP CONTRARIAN FUND MAY ENGAGE MAY ENTAIL RISKS NOT ENCOUNTERED BY THE AVERAGE MUTUAL FUND. SOME TECHNIQUES, SUCH AS SHORT SALES, LEVERAGE AND SHORT-TERM TRADING MAY BE CONSIDERED SPECULATIVE AND MAY RESULT IN HIGHER OPERATING EXPENSES. A HIGH PORTFOLIO TURNOVER RATE MAY INCREASE TRANSACTION COSTS AND MAY AFFECT TAXES PAID BY SHAREHOLDERS TO THE EXTENT SHORT-TERM GAINS ARE DISTRIBUTED. SEE "OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS OF THE FUNDS" IN THE PROSPECTUS.